UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 22, 2011
Quiksilver, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14229 (Commission File Number)	33-0199426 (IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA (Address of principal executive offices)	92649 (Zip Code)
Registrant’s telephone number, including area code:
(714) 889-2200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07 Submission of Matters to a Vote of Securities Holders.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Approval of Amendments of the 2000 Stock Incentive Plan
     At the 2011 Annual Meeting of Stockholders held March 22, 2011 (the “Annual Meeting”), the stockholders of Quiksilver, Inc. (the “Company”) approved amendments to the Company’s 2000 Stock Incentive Plan (the “2000 Plan”) that (i) increase the maximum number of shares reserved for issuance under the 2000 Plan by 10,000,000 shares and (ii) increase the maximum number of reserved shares that may be issued pursuant to restricted stock or restricted stock unit awards under the 2000 Plan by 10,000,000. The Board of Directors adopted the amendments on February 8, 2011, subject to stockholder approval at the Annual Meeting.
     The Amended and Restated Quiksilver, Inc. 2000 Stock Incentive Plan, reflecting such amendments, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Securities Holders.
     The Annual Meeting of Stockholders of the Company was held on March 22, 2011. A total of 126,594,078 shares of the Company’s common stock were present or represented by proxy at the meeting, representing more than 77% of the Company’s shares outstanding as of the January 26, 2011 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on February 9, 2011:
Proposal 1 — Election of nine nominees to serve as directors until the next annual meeting and until their respective successors are elected and qualified. The final results of the votes taken were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Douglas K. Ammerman	123,415,151	3,178,927	0
William M. Barnum, Jr.	118,016,996	8,577,082	0
James G. Ellis	125,018,419	1,575,659	0
Charles S. Exon	123,882,107	2,710,971	0
M. Steven Langman	124,102,969	2,491,109	0
Robert B. McKnight	121,199,092	5,394,986	0
Robert L. Mettler	125,195,267	1,398,811	0
Paul W. Speaker	125,492,672	1,101,406	0
Andrew W. Sweet	124,080,706	2,513,372	0

		Votes	Votes	Votes	Broker
		For	Against	Abstained	Non-Votes
Proposal 2 —	Amendment of Quiksilver, Inc. 2000	96,262,881	29,256,386	1,074,810	0
	Stock Incentive Plan to increase the
	maximum number of shares reserved
	for issuance under the plan and
	increase the maximum number of
	reserved shares that may be issued
	pursuant to restricted stock and
	restricted stock unit awards under the
	plan

2

		Votes	Votes	Votes	Broker
		For	Against	Abstained	Non-Votes
Proposal 3 —	Approval of an advisory resolution	123,456,576	2,053,635	1,083,886	0
	approving the compensation of the
	Company’s named executive officers

		Every 3	Every 2	Every 1		Broker
		Years	Years	Year	Abstain	Non-Votes
Proposal 4 —	Approval of an advisory	75,803,860	1,816,457	47,555,256	0	1,418,505
	resolution regarding whether
	an advisory vote on
	compensation of the
	Company’s named executive
	officers should be held every
	one, two or three years
Pursuant to the foregoing votes, the nine nominees listed above were elected to serve on the Company’s Board of Directors and Proposals 2, 3 and 4 were approved, with a recommended frequency of every three years with respect to Proposal 4. In light of the vote with respect to Proposal 4, the Company has determined to include an advisory vote on executive compensation in its proxy materials every three years until the next required vote on the frequency of the advisory vote on the compensation of executives.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Quiksilver, Inc. 2000 Stock Incentive Plan, as amended and restated, together with Form Stock Option and Restricted Stock Agreements.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2011	Quiksilver, Inc. (Registrant)
	By:	/s/ Joseph Scirocco
Joseph Scirocco
Chief Financial and Operating Officer

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Index to Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Quiksilver, Inc. 2000 Stock Incentive Plan, as amended and restated, together with Form Stock Option and Restricted Stock Agreements.

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